UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2016

WaferGen Bio-systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53252	90-0416683
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

34700 Campus Drive, Fremont, CA	94555
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):  (510) 651-4450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.

On October 28, 2016, WaferGen Bio-systems, Inc. (the “Company”) reported certain preliminary financial information for the quarter ended September 30, 2016 in a letter to stockholders. A copy of the letter to stockholders is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

9.01. Financial Statements and Exhibits.
The exhibit required to be filed as a part of this Form 8-K is listed in the Exhibit Index attached hereto and incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K and letter to stockholders filed as an exhibit hereto contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “could,” “seek,” “intend,” “plan,” “estimate,” “anticipate” or other comparable terms. Forward-looking statements in this Current Report on Form 8-K and letter to stockholders filed as an exhibit hereto may address the following subjects among others: the holding of the special meeting of stockholders to approve the merger agreement, statements regarding the anticipated closing of the merger agreement with Takara Bio USA Holdings, Inc. (“Takara Bio USA”), sufficiency of our capital resources, expected operating losses, expected revenues, expected expenses, expected cash usage, our expectations regarding our development of future products including single cell analysis technologies and our expectations concerning our competitive position and business strategy. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements, as a result of various factors including those risks and uncertainties described in the proxy statement for the special meeting as well as in the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our most recently filed Annual Report on Form 10-K and any subsequently filed Quarterly Reports on Form 10-Q. We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
Additional Information and Where to Find It

The Company has filed with the Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”), as well as other relevant documents concerning the proposed merger with Takara Bio USA. The Proxy Statement was first sent or given to the stockholders of the Company on or about September 23, 2016 and supplements to the Proxy Statement were filed with the SEC on October 18, 2016 and October 27, 2016. These documents contain important information about the merger agreement, its related transactions and other related matters. This communication may be deemed to be solicitation material in respect of the proposed merger with Takara Bio USA. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Copies of documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the Proxy Statement from the Company by going to the Company’s Investors page on its corporate website at www.wafergen.com.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Proxy Statement as is other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaferGen Bio-systems, Inc.
Date: October 28, 2016	By:	/s/ Michael P. Henighan
Name: Michael P. Henighan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to stockholders, dated October 28, 2016, sent by WaferGen Bio-systems, Inc., furnished herewith.